                                                                      Exhibit 24

                               POWER OF ATTORNEY

    I, M. Brent Stevens, Director  of Griffin-Benefit Street Partners BDC  Corp.
(the "Corporation"), hereby authorize and designate each of Joseph E. Miller and
Howard S.  Hirsh as my  agent and attorney-in-fact, with full power of substitution to:

    (1) prepare and sign on my behalf any Form 3, Form 4 or Form 5 under
Section l6 of the Securities Exchange Act of 1934, as amended, and file the same with the Securities and Exchange Commission and each stock exchange on which the
Corporation's stock may be listed:

    (2) prepare and sign on my behalf any Form 144 Notice under the Securities
Act of  1933, as  amended, and  file the  same with  the Securities and Exchange
Commission; and

    (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit  to, in the  best interest  of, or  legally required  by, the  undersigned, it  being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of  Attorney shall be in such form  and shall contain such terms and conditions  as such attorney-in-fact may approve  in such attorney-in-facts' discretion.

    The undersigned hereby grants to such attorney-in-fact full power and authority to do and  perform any and every  act and thing whatsoever  requisite, necessary or proper to be done in  the exercise of any of the rights  and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present,  with full power of substitution  or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in- facts' substitute or substitutes, shall lawfully do or cause to  be done  by virtue  of this  power of  attorney and  the rights  and powers  herein granted. The  undersigned acknowledges  that the  foregoing attorney-in-fact, in serving in such capacity  at the request of  the undersigned, are not  assuming, nor is the  Corporation assuming, any  of the undersigned's  responsibilities to comply with Section 16  of the Securities Exchange  Act of 1934, as  amended, or
Section 5 of  the Securities Act  of 1933, as  amended, or Rule  144 promulgated under such Act.

    This Power of Attorney shall remain in effect until the undersigned is no longer required to file Forms 3, 4, 5 and 144 with respect to the  undersigned's holdings of  and transactions  in securities  issued by  the Corporation, unless earlier  revoked  by  the  undersigned in  a  signed  writing  delivered to  the foregoing attorney-in-fact.

DATED: 01/20/2015                           SIGNED: /s/ M. Brent Stevens
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                                                    M. Brent Stevens